SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 26, 2002
                        (Date of Earliest Event Reported)

                      JOHN HANCOCK FINANCIAL SERVICES, INC.
               (Exact name of registrant as specified in charter)

                         Commission File Number: 1-15607

            DELAWARE                                    04-3483032
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                               John Hancock Place
                           Boston, Massachusetts 02117
                    (Address of principal executive offices)

                                 (617) 572-6000
              (Registrant's telephone number, including area code)

Item 5.           Other Events and Regulation FD Disclosure

                  On November 26, 2002, John Hancock Financial Services, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

                  Exhibit No.           Item
                  -----------           ----

                  99 Press Release of John Hancock Financial Services, Inc., dated November 26, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          JOHN HANCOCK FINANCIAL SERVICES, INC.


Date:  November 26, 2002                  By:  /s/ Thomas E. Moloney
                                               ------------------------------
                                               Thomas E. Moloney
                                               Senior Executive Vice President &
                                               Chief Financial Officer

                                                                      Exhibit 99
                                                                      ----------



--------------------------------------------------------------------------------


News


                                                      John Hancock
                                                 ----------------------
                                                   FINANCIAL SERVICES


                                                 CONTACT: ROY ANDERSON
                                                 ---------------------
                                                 Phone: (617) 572-6385
                                                 E-Mail: rvanderson@jhancock.com

For Release: Upon Receipt


JOHN HANCOCK FINANCIAL SERVICES ANNOUNCES PLAN TO SELL ITS THREE KEY HOME OFFICE COMPLEX PROPERTIES

o After Completing Comprehensive Analysis Of Commercial Real Estate Market, Hancock Decides To Proceed With Sale

o Boston To Remain Hancock's Corporate Headquarters As Company Will Have A Long- Term Lease On Most Space It Currently Occupies

o Sale Will Unlock Capital That Will Be Redeployed To Strengthen Company And Create Value For Stakeholders

BOSTON, (November 26, 2002)--John Hancock Financial Services, Inc. today announced that it intends to sell its three key home office complex properties over the next several months.

Hancock officials will be inviting bids in upcoming weeks and said that, under the terms of any sale, the company will lease back on a long-term basis much of the space it currently occupies for its business operations, ensuring that the location of its headquarters in Boston's Back Bay will not change.

The company anticipates leasing the space for a minimum of ten years with several options to extend. The company expects to have the ability to reside in the complex for at least 25 years.

In making the announcement, Hancock Chairman and Chief Executive Officer David
F. D'Alessandro said, "Over the past several weeks, we have undertaken an intensive and thorough analysis of the commercial real estate market and decided that this is an opportune time to proceed with a sale.



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




                                       -2-

"Demand for signature real estate properties like ours is very strong right now. By taking advantage of that, we will generate a significant amount of capital that can be redeployed in ways that will strengthen the company and create value for our stakeholders."

Hancock officials noted that the company will be following the lead of many publicly traded financial services companies that lease space for their corporate headquarters rather than committing significant capital to owning and managing that property. These companies include: Nationwide Financial, Lincoln National, MONY, Mellon Financial, State Street, Citigroup and CIGNA.

"We will lease back much of our current space on a long-term basis," D'Alessandro emphasized, "and that means, as a company, we're not moving, and our commitment to be an involved and active corporate citizen will not change."

D'Alessandro noted that the company began to sell its major real estate holdings in 1998 -- including the John Hancock Center in Chicago -- and that unlocking the capital from its Boston location "is the next logical step in that strategic capital management process."

Hancock Senior Executive Vice President and Chief Financial Officer Thomas Moloney said that the company has and will continue to investigate a number of possible uses for the sale proceeds to maximize shareholder returns.

"These possibilities include acquisitions, driving organic growth of our U.S. life insurance companies or improving our overall capital position," he said.

Moloney went on to say that the transition to a new owner would be generally seamless.

"Current tenant leases obviously will be honored," he said. "Moreover, Hancock employees have gone from occupying 54 percent of the main tower in 1998 to approximately 20 percent today. Given that, we don't expect our employees to experience any real disruption as a new owner seeks to capitalize on this premier rental space."

Moloney declined to speculate on the sale price.

In addition to its tower at 200 Clarendon Street, the other buildings that will be part of the package include: 197 Clarendon Street (the "Stephen L. Brown Building"), and 200 Berkeley Street (the "Berkeley Building"). All together, these buildings are known as the Tower Complex and approach three million square feet of office space.

The company directed anyone with inquiries about the upcoming sales process to contact the New York office of Morgan Stanley.

The Tower Complex sale does not include Hancock's Clarendon Assemblage properties, which consist of 131 Clarendon Street (the Hard Rock Cafe building) and adjacent parking lots on both sides of that building (one on the corner of Stuart and Clarendon Streets, and the other at the corner of Stanhope and Clarendon Streets). In May, the company said that these development parcels would be put up for sale, and with today's announcement, those parcels and the Tower Complex will be marketed separately, but at approximately the same time. The marketing agent for the Clarendon Assemblage Properties is Cushman & Wakefield of Massachusetts.



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




                                       -3-

John Hancock Financial Services, Inc. (NYSE: JHF) and its affiliated companies, which include John Hancock Life Insurance Company, together provide a broad array of insurance and investment products and services to retail and institutional customers. As of September 30, 2002, John Hancock and its subsidiaries had total assets under management of $121.2 billion.

Forward-looking Statements

The statements, analyses, and other information contained herein relating to trends in the company's operations and financial results, the markets for the company's products, the future development of the company's business, and the contingencies and uncertainties to which the company may be subject, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "should," "may," and other similar expressions, are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management's current expectations and beliefs concerning future events and their potential effects on the company.

Future events and their effects on the company may not be those anticipated by management. John Hancock's actual results may differ materially from the results anticipated in these forward-looking statements. For a discussion of factors that could cause or contribute to such material differences, investors are directed to the risks and uncertainties discussed in our Form 10-K for the year ended December 31, 2001, and other documents filed by the company with the Securities and Exchange Commission. These risks and uncertainties include, without limitation, the following: changes in the market for commercial real estate; general economic conditions; the performance of financial markets and interest rates; customer responsiveness to existing and new products and distribution channels; competitive and business factors; new tax or other legislation; and government regulation.

The company specifically disclaims any obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.





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